UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23499

Goldman Sachs Real Estate Diversified Income Fund

(Exact name of registrant as specified in charter)

200 West Street,

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:

Robert Griffith, Esq. Goldman Sachs & Co. LLC 200 West Street New York, NY 10282	Stephen H. Bier, Esq. William J. Bielefeld, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2025

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Interval Fund Annual Report September 30, 2025 Real Estate Diversified Income Fund

Goldman Sachs Real Estate Diversified Income Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs Real Estate Diversified Income Fund

Investment Objective The Fund seeks to produce income and achieve capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets.

Portfolio Management Discussion and Analysis

Below, the portfolio management team of the Goldman Sachs Real Estate Diversified Income Fund (the “Fund”) discusses the Fund’s performance and positioning for the 12-month period ended September 30, 2025 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, Class C, Class I, Class L, Class W, and Class P Shares generated average annual total returns, without sales charges, of (3.15)%, (3.88)%, (2.98)%, (3.39)%, (3.21)% and (2.86)%, respectively.

As of September 30, 2025, the Fund’s net asset value (“NAV”) for Class A, Class C, Class I, Class L, Class W, and Class P Shares was $7.50, $7.50, $7.96, $7.51, $7.66 and $7.97, respectively.

Q	What distributions did the Fund make during the Reporting Period?

A

The Fund’s Class A Shares declared dividends totaling $0.60 per unit. The Fund’s Class C Shares declared dividends totaling $0.54 per unit. The Fund’s Class I Shares declared dividends totaling $0.62 per unit. The Fund’s Class L Shares declared dividends totaling $0.58 per unit. The Fund’s Class W Shares declared dividends totaling $0.60 per unit. The Fund’s Class P Shares declared dividends totaling $0.62 per unit.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A

For the Reporting Period overall, the U.S. real estate market underperformed the broader U.S. equity market and modestly lagged the U.S. fixed income market. The U.S. real estate market was slowly recovering from pressures resulting from capital constraints, increased supply valuation resets and limited transaction volume.

More specifically, relatively higher interest rates were one of the most significant headwinds for U.S. real estate. The Federal Reserve (“Fed”) maintained restrictive monetary policy through much of the Reporting Period, with the targeted federal funds rate holding near 4.25%-4.50% until signs of inflation moderated late in the third quarter of 2025.

Elevated borrowing costs weighed heavily on commercial real estate in particular, as refinancing risks and tighter credit availability constrained both acquisitions and development. The elevated interest rate backdrop dampened capital markets activity across all sub-sectors as well.

Asset repricing persisted across commercial property types, particularly in multi-family and office, as a result of elevated new supply and/or weakening demand, which further eroded values. Notably, the national office vacancy rate reached 20.1%, the highest on record, with effective rents also down year-over-year during the Reporting Period. The Green Street Commercial Property Price Index was down approximately 10% year-over-year as of September 2025, with cumulative declines exceeding 20% from the 2022 peak. The Green Street Commercial Property Price Index is a real-time index that measures the value of institutional-quality commercial real estate in the U.S. and Europe.

Limited transaction volume characterized much of the Reporting Period, as buyers and sellers struggled to bridge valuation gaps. Institutional investors largely remained on the sidelines awaiting greater price transparency and signs of rate stability. Altus Group, which provides the global commercial real estate industry with asset intelligence, reported a 7% year-over-year decline in the number of U.S. properties transacted during the second quarter of 2025 alone, with multi-family and retail volumes down approximately 10%. This lack of liquidity slowed capital recycling and delayed portfolio reposition efforts for many market participants.

For the Reporting Period overall, health care was the best performing property type, with strong net operating income growth. Health care benefitted as well from strong occupancy rates and an aging population driving increased demand. Self-storage was among the weakest performing property type during the Reporting Period. Demand for self-storage is highly correlated to single-family home sales, which declined materially with the persistence of higher mortgage rates.

3

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

The public securities sleeve of the Fund, which accounted for approximately 24% of the Fund’s net assets at the end of the Reporting Period, detracted from the Fund’s performance. Private equity investments, which accounted for approximately 76% of the Fund’s net assets at the end of the Reporting Period, started to recover from a period of quarterly declines in the last few years, and contributed positively, albeit modestly, to the Fund’s performance.

Preferred real estate investment trust (“REIT”) stocks overall performed roughly in line with the broader REIT market during the Reporting Period, reacting similarly to the optimism facing interest rate cuts.

Q	What were some of the Fund’s best-performing individual holdings during the Reporting Period?

A

The top individual contributors to the Fund’s performance during the Reporting Period were primarily in the private equity space—Wheelock Street Real Estate Long Term Value Fund L.P. (“Wheelock Street LTVF”) and Ares Industrial Real Estate Fund, LP (“Ares Industrial”). Wheelock Street LTVF is an open-ended real estate fund that invests in diversified property types throughout the U.S., including affordable housing, industrial, manufacturing, logistics, senior housing and hotels. Its strong performance was driven by growth in the affordable housing and health care property markets. Ares Industrial is an industrial-focused real estate fund that seeks to invest in high-quality bulk and last-mile distribution facilities in key logistics markets. The industrial sub-sector benefited from net operating income growth, as operators were able to mark rents to market amid resilient tenant demand.

Another top positive contributor—in the public equity space—was AvalonBay Communities, Inc. (“AvalonBay Communities”). AvalonBay Communities is an apartment REIT with a coastal focus. The company tends to concentrate more in first ring suburbs of major metropolitan areas versus downtown areas. (A first ring suburb, also known as an inner suburb, is a densely populated community that is located near the center of a metropolitan area.) During the Reporting Period, AvalonBay Communities performed well, benefitting from its high quality portfolio of multi-family properties concentrated in supply-constrained, high-demand coastal markets, which experienced strong rental growth and favorable demographic trends. Despite broader sector headwinds—particularly in the multi-family space—AvalonBay Communities’ robust balance sheet and operational efficiency enabled it to deliver superior operating results relative to its peers. We continued to favor AvalonBay Communities over other U.S. apartment REITs given its mix of both high quality urban and suburban assets and given its development pipeline that will, in our view, drive incremental growth as new projects come online.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A

The positions that detracted most from the Fund’s performance during the Reporting Period were also primarily in the private space—Brookfield Real Estate Finance Fund V, LP (“BREF V”) and Clarion Ventures 4, LP (“CV4”). BREF V is a 2017 vintage, closed-end real estate credit fund. CV4 is a private equity fund that seeks long-term investment outperformance primarily through partnering in buyouts of lower-middle market companies.

Also detracting significantly during the Reporting Period was a position in Americold Realty Trust, Inc. (“Americold Realty”), a publicly-listed industrial REIT. Americold Realty is a global leader in temperature-controlled warehousing. Its stock declined during the Reporting Period due to weaker consumer sentiment and macroeconomic headwinds. Food inventories remained below historical levels, as consumers pulled back after a period of elevated food inflation— impacting, in turn, occupancy and throughput across the cold storage supply chain. (Throughput is the amount of material or items passing through a system or process.) Also, the REIT’s management projected a below-seasonal second half of 2025, reflecting ongoing softness in demand, which further weighed on its stock. Despite these near-term challenges, Americold Realty remained, in our view at the end of the Reporting Period, a critical component of the food distribution infrastructure. Should macro conditions normalize, we expect the company to return to growth, which we believe may well support its future performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use any derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A

During the Reporting Period, in the Fund’s private sleeve, we added to the Fund’s position in Wheelock Street LTVF, mentioned earlier. Conversely, we exited the Fund’s position in CBRE U.S. Core Partners, LP, an open-ended commercial real estate investment vehicle that owns a diversified portfolio of industrial, residential, office, retail and self-storage assets across the U.S. We elected to fully redeem the Fund’s position for liquidity management purposes and to free up capital to pursue what we viewed as better risk-adjusted investment opportunities. We also exited the Fund’s position in Carlyle Property Investors, LP, an open-ended, diversified U.S. core

4

PORTFOLIO RESULTS

plus real estate fund. We sold the position as we sought to take advantage of a secondary market sale opportunity to generate liquidity and recycled the capital into what we believed to be more attractive valuations in public securities.

In the Fund’s public equity sleeve, our confidence in the lab office sub-sector was somewhat diminished, with vacancy remaining elevated, and thus we exited the Fund’s position in Alexandria Real Estate Equities, Inc. On the other hand, the retail real estate environment remained strong, in our view, with limited supply, benefiting owners of prime space, such as Simon Property Group, which we added to the Fund’s portfolio. We also remained positive on the data center sub-sector, as the artificial intelligence build-out persists, leading, in turn, to limited availability of space in the core markets. We believe this allows incumbent owners, like Equinix, Inc., to have significant pricing power, and so we increased the Fund’s position in this REIT during the Reporting Period.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A

There were no significant changes made in the Fund’s investment strategy during the Reporting Period. Investment activity was muted, as relatively higher interest rates prevailed for most of the Reporting Period, and valuations, specifically in private funds, continued to adjust. We continued to focus on maintaining a robust level of liquidity within the Fund and on pursuing opportunities in demand-driven property types at attractive valuations.

Overall, during the Reporting Period, we modestly increased exposure to private equity funds and decreased exposure to listed, or public, equity REITs, as we viewed the forward opportunity set to be more compelling in private markets.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund was invested with approximately 72% of its total net assets in private equity, approximately 21% of its total net assets in public equity, approximately 4% of its total net assets in public credit, approximately 3% of its total net assets in private credit, and approximately 0.5% of its total net assets in cash and cash equivalents.

Approximately 93% of Fund assets was invested in equities representing property types that we believe benefit from strong demographic tailwinds or revenues protected by long-term lease obligations. Approximately 6.5% of Fund assets was invested in credit instruments diversified across property types and focused on seeking relatively consistent and reliable streams of cash flows and low loan-to-value ratios. (Loan-to-value (“LTV”) ratio equals the loan amount divided by the purchase price or appraised property value. The LTV ratio is one way lenders and financial institutions can assess lending risk before approving a mortgage. Generally, loans that have high LTV ratios are considered more risky and as a result carry higher interest rates—and vice versa.)

Within the Fund’s equity sleeve, approximately 33% of assets was invested in industrial, 19% in multi-family, 8% in student housing, 5% in health care, 4% in office, 3% in lab office, 3% in single family rental, 3% in self-storage, 3% in towers, 2.5% in lodging, 2% in data centers, 2% in manufactured housing, and the remainder across the agency, retail, medical office buildings, residential and mixed use sub-sectors.

Q	How did the Fund use leverage during the Reporting Period?

A

The lines of credit established by the Fund under our management are bilateral, fully committed, revolving credit facilities. The Fund used leverage intermittently during the Reporting Period as a short-term cash flow management tool. More specifically, the credit agreements maintained by the Fund were typically utilized during quarterly repurchase periods and to dynamically allocate between private and public securities when other sources of capital were not immediately available. Using leverage in this way enables quick market entry to ensure those opportunities were not otherwise missed. The Fund did not maintain a balance on any credit facility on a recurring basis or for any material length of time.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we believed that while performance across the real estate securities market has been challenged in recent years—largely due to relatively higher interest rates, declining valuations and limited transaction volume, the market appeared to have reached an inflection point with a rebound on the horizon.

In the fourth quarter of 2024, when the Reporting Period began, the NCREIF Fund Index - Open End Diversified Core Equity (“NFI-ODCE”), an index of core private real estate funds, began to show signs of bottoming, as it posted its first positive return quarter following several quarters of valuation declines. It then posted two consecutive quarters of positive performance in the first half of 2025. It had declined nearly 30% from its peak during the last three years. There have only been two periods in history, prior to 2024, wherein the NFI-ODCE had two or more consecutive quarters of negative returns. After those past two occurrences, the

5

PORTFOLIO RESULTS

NFI-ODCE returned 7.1% annually in the following three years and 9.4% annually during the following five years. This most recent drawdown in private markets, we believe, has the potential to continue this trend and see strong positive performance. Public markets demonstrated durable cash flows and disciplined balance sheets but were still trading with significant valuation upside relative to broader equity markets.

By the end of September 2025, we were increasingly convicted in our optimism about the opportunity set for the Fund, believing the U.S. real estate market offered a compelling investment proposition across both private and public markets, supported by healthy fundamentals, potentially declining interest rates and attractive valuations.

*Healthy Fundamentals - High development costs and constrained financing during the last two years have slowed new supply—while demand has remained relatively healthy—creating what we see as a favorable backdrop for higher rents and net operating income growth. Construction starts in the multi-family and industrial sub-sectors were down more than 60% each from their peak at the end of the Reporting Period. This slowing new supply pipeline, we believe, strengthens the position of existing assets and should translate to rent growth going forward. Leasing demand also remains robust, with the impact from tariffs less adverse than the market initially predicted.

*Declining Interest Rates - Interest rates were lowered, by 25 basis points, in September 2025 for the first time since December 2024. (A basis point is 1/100th of a percentage point.) While the long-term end of the U.S. Treasury yield curve, or spectrum of maturities, had not yet moved significantly, a moderating interest rate environment could, in our view, shift from a headwind to a tailwind, supporting property values, reducing financing costs and creating more market liquidity.

*Attractive Valuations - Private market cap rates widened across property types during the Reporting Period, translating to peak-to-trough valuation declines of more than 20% in some property types from 2022 highs, creating, in our view, a compelling entry point. (Cap rates, or capitalization rates, are a real estate metric that estimates the annual rate of return on a property, calculated by dividing its net operating income by its current market value.) Relative to broader equity markets at the end of September 2025, public REITs were trading with implied EV/EBITDA multiples at 3.5x below their long-term averages; a reversion to these averages would translate to a greater than 25% price return. (EV is enterprise value. EBITDA is earnings before interest, taxes, depreciation, and amortization.)

Overall, we believed that as real estate valuations appear to be turning a corner, income and diversification qualities, alongside improving fundamentals, position the sector as a compelling long-term investment opportunity, particularly in a world of macroeconomic uncertainty. In our view, it remains crucial to recognize that not all real estate assets will perform equally, making a strong case for active management.

We believed the Fund was well positioned at the end of the Reporting Period to benefit from our constructive view ahead through its holistic investment approach. The Fund is managed by collaborative efforts of the Goldman Sachs private and public real estate teams within the External Investing Group and Fundamental Equity business units. The teams make allocation decisions between public, private, equity and credit exposures, with a focus on sub-sectors driven by persistent and accelerating growth themes. As evidenced by its allocations, mentioned earlier, the teams were more constructive on private markets than public markets at the end of the Reporting Period. At the property level, the Fund seeks to maintain balance, offering diversified exposure to core and non-core property types, regularly seeking new investment opportunities to capture what we believe are the best risk-adjusted returns to its investors.

As we move forward, we intend to maintain our active and integrated approach that aims to balance the need for attractive income and capital appreciation, with low to moderate volatility relative to equity and public real estate markets, by investing primarily in income-producing real estate equity and debt securities. Through this actively managed interval Fund, we will continue seeking to provide access to both private and public real estate diversified across property types, geography and asset class (equity and debt).

Sector, sub-sector and property type designations throughout this shareholder report are defined by Goldman Sachs Asset Management.

6

ASSET CLASS ALLOCATION

Real Estate Diversified Income Fund

as of September 30, 2025

TOP TEN HOLDINGS AS OF 9/30/25[1]

Holding	% of Net Assets	Asset Class

Oaktree Real Estate Income Fund LP	12.8%	Private REIT & Private Investment Funds

RealTerm Logistics Income Fund	7.8	Private REIT & Private Investment Funds

Wheelock Street Real Estate Long Term Value Fund	7.6	Private REIT & Private Investment Funds

TA Realty Core Property Fund, LP	7.1	Private REIT & Private Investment Funds

Greystar Student Housing Growth and Income Fund	6.9	Private REIT & Private Investment Funds

Ares Industrial Real Estate Fund, LP	6.4	Private REIT & Private Investment Funds

Harrison Street Core Property Fund, LP	5.5	Private REIT & Private Investment Funds

Prologis Targeted U.S. Logistics Holdings II, LP	3.2	Private REIT & Private Investment Funds

Manulife U.S. Real Estate Fund LP	3.0	Private REIT & Private Investment Funds

Bain Capital Real Estate Fund I-B, LP	2.7	Private REIT & Private Investment Funds

[1]	The top 10 holdings may not be representative of the Fund’s future investments.

ASSET CLASS ALLOCATION[2]

Percentage of Net Assets

[2]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall allocations may differ from percentages contained in the graph above. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

7

ASSET CLASS ALLOCATION

For more information about the Fund, please refer to am.gs.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

8

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Performance Summary

September 30, 2025

The following graph shows the value, as of September 30, 2025, of a $10,000 investment made on October 1, 2015 in Class I Shares at NAV. For comparative purposes, the performance of a private/public blended index (70% NCREIF ODCE Index & 30% MSCI US Investable Market Real Estate 25/50 Index, with dividends reinvested) (“Public/Private Blended Index”), is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at am.gs.com to obtain the most recent month-end returns.

Real Estate Diversified Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, including any applicable sales charges, with distributions reinvested, from October 1, 2015 through September 30, 2025.

Average Annual Total Returns through September 30, 2025 ***, ****	One Year	Five Years	Ten Years	Since Inception

Class A

Excluding sales charges	(3.15)%	2.38%	3.96%	—

Including sales charges	(9.18)%	1.18%	3.34%	—

Class C

Excluding contingent deferred sales charges	(3.88)%	1.61%	3.17%	—

Including contingent deferred sales charges	(4.84)%	1.61%	3.17%	—

Class I	(2.98)%	2.64%	4.04%	—

Class L (Commenced on July 10, 2017)

Excluding sales charges	(3.39)%	2.12%	—	2.65%

Including sales charges	(7.48)%**	1.23%	—	2.12%

Class W	(3.21)%	2.37%	3.88%	—

Class P (Commenced on June 29, 2021)	(2.86)%	—	—	0.07%

*

Previously, the chart showed the performance of the Fund’s Class A Shares. Performance for Class I Shares is now shown because Class I Shares has more assets than any other share class with 10 years of performance.

**

The MSCI US Investable Market Real Estate 25/50 Index was incepted on September 1, 2016 and therefore no performance information is available prior to this date. For the period between October 1, 2015 and September 1, 2016, the returns of the MSCI US REIT Index is used as a component of the performance calculation shown for the Public/Private Blended Index.

***

These returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.75% for Class A, 4.25% for Class L, and the assumed contingent deferred sales charge of 1% for Class A and C Shares, if repurchased within 18 months and 12 months of purchase, respectively. Because Class P, Class I and Class W Shares do not involve sales charge, such a charge is not applied to their Average Annual Total Returns.

9

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

****

After the close of business on May 15, 2020, the Resource Real Estate Diversified Income Fund (the “Predecessor Fund”) was reorganized into the Fund. The Fund has assumed the historical performance of the Predecessor Fund, which was managed by another investment adviser. Therefore, the performance information reported above for the Fund is the combined performance of the Fund and the Predecessor Fund. The performance information shown in this report for periods through May 15, 2020 reflects the performance of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from what is shown for periods through May 15, 2020.

For more information about the Fund, please refer to am.gs.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments September 30, 2025

Description	Value

Private Real Estate Investment Trusts & Private Investment Funds – 74.2%(a)

Ares Industrial Real Estate Fund, LP	$18,406,839
Ares US Real Estate Fund IX, LP	5,249,236
Bain Capital Real Estate Fund I-B, LP	7,807,719
Brookfield Premier Real Estate Partners, LP	1,280,560
Brookfield Real Estate Finance Fund V, LP	2,806,079
Clarion Partners Debt Investment Fund, LP	1,850,920
Clarion Ventures 4, LP	2,462,171
Greystar Student Housing Growth and Income Fund	20,048,101
Harrison Street Core Property Fund, LP	15,912,846
Heitman Core Real Estate Debt Income Trust, LP	2,978,941
Manulife U.S. Real Estate Fund LP	8,681,348
Nuveen U.S. Core-Plus Real Estate Debt Fund, LP	5,741,731
Oaktree Real Estate Income Fund LP	37,214,364
Prologis Targeted U.S. Logistics Holdings II, LP	9,400,960
RealTerm Logistics Income Fund	22,462,176
Sculptor Real Estate Credit Fund, LP	10,286
Sentinel Real Estate Fund	6,480,288
TA Realty Core Property Fund, LP	20,697,813
The Trumbull Property Fund, LP	3,493,614
Wheelock Street Real Estate Long Term Value Fund	22,147,437

TOTAL PRIVATE REAL ESTATE INVESTMENT
TRUSTS & PRIVATE INVESTMENT FUNDS
(Cost $241,706,338)	215,133,429

Shares

Common Stocks – 20.7%

Hotel & Resort REITs – 0.8%

24,405	Ryman Hospitality Properties, Inc. REIT	2,186,444

Industrial REITs – 2.5%

191,857	Americold Realty Trust, Inc. REIT	2,348,329
43,396	Prologis, Inc. REIT	4,969,710

		7,318,039

Mortgage Real Estate Investment Trusts (REITs) – 0.7%

196,649	Ladder Capital Corp. REIT	2,145,441

Residential REITs – 6.7%

131,310	American Homes 4 Rent, Class A REIT	4,366,057
23,352	AvalonBay Communities, Inc. REIT	4,510,906
101,767	Equity LifeStyle Properties, Inc. REIT	6,177,257
145,630	Invitation Homes, Inc. REIT	4,271,328

		19,325,548

Retail REITs – 1.6%

24,270	Simon Property Group, Inc. REIT	4,554,751

Specialized REITs – 8.4%

21,646	American Tower Corp. REIT	4,162,959
8,295	Equinix, Inc. REIT	6,496,976

Shares	Description	Value

Common Stocks – (continued)

Specialized REITs – (continued)

20,878	Extra Space Storage, Inc. REIT	$2,942,545
10,907	Public Storage REIT	3,150,487
19,517	SBA Communications Corp. REIT	3,773,612
117,018	VICI Properties, Inc. REIT	3,815,957

		24,342,536

TOTAL COMMON STOCKS
(Cost $59,964,732)		59,872,759

Shares	Description	Dividend Rate	Value

Preferred Stocks – 3.5%

Hotel & Resort REITs – 0.6%

88,458	Pebblebrook Hotel Trust, Series E	6.38%	1,787,736

Mortgage Real Estate Investment Trusts (REITs) – 2.9%

77,545	MFA Financial, Inc., Series C	9.61%	1,850,999
71,214	PennyMac Mortgage Investment Trust, Series B	8.00	1,766,107
73,559	Two Harbors Investment Corp., Series B	7.63	1,699,949
128,562	Two Harbors Investment Corp., Series A	8.13	3,085,488

			8,402,543

TOTAL PREFERRED STOCKS
(Cost $10,621,820)			10,190,279

Shares	Dividend Rate	Value

Investment Company – 12.3%(b)

Goldman Sachs Financial Square Government
Fund - Institutional Shares
35,521,303	4.042%	35,521,303
(Cost $35,521,303)

TOTAL INVESTMENTS – 110.7%
(Cost $347,814,193)		$320,717,770

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.7)%		(30,945,709)

NET ASSETS – 100.0%		$289,772,061

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these consolidated financial statements.	11

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Schedule of Investments (continued) September 30, 2025

(a)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $215,133,429, which represents approximately 74.2% of net assets as of September 30, 2025. See additional details below:

Security	Date(s) of Purchase	Cost
Ares Industrial Real Estate Fund, LP	12/21/22-01/19/23	$19,403,487
Ares US Real Estate Fund IX, LP	09/19/19-09/12/24	5,797,671
Bain Capital Real Estate Fund I-B, LP	12/18/19-07/21/25	6,334,300
Brookfield Premier Real Estate
Partners, LP	10/01/19-12/20/21	1,432,283
Brookfield Real Estate Finance
Fund V, LP	10/03/19-09/19/25	7,826,730
Clarion Partners Debt Investment
Fund, LP	02/14/17-08/01/22	1,198,890
Clarion Ventures 4, LP	07/01/16-07/10/19	6,923,743
Greystar Student Housing Growth and
Income Fund	01/04/22-10/24/23	20,921,737
Harrison Street Core Property Fund, LP	09/15/21-10/26/23	18,051,478
Heitman Core Real Estate Debt Income
Trust, LP	07/27/17-01/26/23	3,993,052
Manulife U.S. Real Estate Fund LP	04/08/22-01/24/25	13,129,786
Nuveen U.S. Core-Plus Real Estate
Debt Fund, LP	10/01/19-10/31/23	8,515,779
Oaktree Real Estate Income Fund LP	10/07/21-12/27/23	41,194,702
Prologis Targeted U.S. Logistics
Holdings II, LP	01/03/20-06/20/23	7,938,955
RealTerm Logistics Income Fund	04/18/22-11/06/23	25,532,304
Sculptor Real Estate Credit Fund, LP	01/21/20-08/25/25	868,930
Sentinel Real Estate Fund	05/04/22-01/16/24	7,471,340
TA Realty Core Property Fund, LP	01/04/22-11/07/23	21,074,973
The Trumbull Property Fund, LP	01/04/16-10/01/18	4,260,209
Wheelock Street Real Estate
Long Term Value Fund	04/23/24-09/10/24	19,835,989

Total		$241,706,338

(b)	Represents an affiliated issuer.

Investment Abbreviations:
LP	—Limited Partnership
REIT	—Real Estate Investment Trust

12	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

 Additional information on investments in Private Real Estate Investment Trusts & Private Investment Funds:

Security	Value	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of September 30, 2025

Ares Industrial Real Estate Fund, LP	$18,406,839	Quarterly	90	$–

Ares US Real Estate Fund IX, LP	5,249,236	N/R	N/R	846,045

Bain Capital Real Estate Fund I-B, LP	7,807,719	N/R	N/R	2,063,827

Brookfield Premier Real Estate Partners, LP	1,280,560	Quarterly	90	–

Brookfield Real Estate Finance Fund V, LP	2,806,079	N/R	N/R	7,799,045

Clarion Partners Debt Investment Fund, LP	1,850,920	N/R	N/R	4,652,799

Clarion Ventures 4, LP	2,462,171	N/R	N/R	963,242

Greystar Student Housing Growth and Income Fund	20,048,101	Quarterly	90	–

Harrison Street Core Property Fund, LP	15,912,846	Quarterly	45	–

Heitman Core Real Estate Debt Income Trust, LP	2,978,941	Quarterly	90	–

Manulife U.S. Real Estate Fund LP	8,681,348	Quarterly	60	–

Nuveen U.S. Core-Plus Real Estate Debt Fund, LP	5,741,731	Quarterly	45	–

Oaktree Real Estate Income Fund LP	37,214,364	N/R	N/R	–

Prologis Targeted U.S. Logistics Holdings II, LP	9,400,960	Quarterly	90	–

RealTerm Logistics Income Fund	22,462,176	Quarterly	90	–

Sculptor Real Estate Credit Fund, LP	10,286	N/R	N/R	–

Sentinel Real Estate Fund	6,480,288	Quarterly	90	–

TA Realty Core Property Fund, LP	20,697,813	Quarterly	45	–

The Trumbull Property Fund, LP	3,493,614	Quarterly	60	–

Wheelock Street Real Estate Long Term Value Fund	22,147,437	Annually	90	5,164,011

N/R - Not Redeemable

The accompanying notes are an integral part of these consolidated financial statements.	13

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Statement of Assets and Liabilities September 30, 2025

Real Estate Diversified Income Fund(a)

Assets:

Investments in unaffiliated issuers, at value (cost $312,292,890)	$285,196,467

Investments in affiliated issuers, at value (cost $35,521,303)	35,521,303

Cash	1,841,427

Receivables:

Dividends	1,523,768

Fund shares sold	156,329

Other assets	260,059

Total assets	324,499,353

Liabilities:

Payables:

Drawdowns from line of credit	34,000,000

Management fees	149,448

Distribution and Service fees and Transfer Agency fees	27,479

Interest on borrowings	23,131

Accrued expenses	527,234

Total liabilities	34,727,292

Commitments and contingencies

Net Assets:

Paid-in capital	315,973,448
Total distributable loss	(26,201,387)

NET ASSETS	$289,772,061
Net Assets:
Class A	$48,056,696
Class C	8,589,218
Class I	70,686,077
Class L	2,993,125
Class W	14,616,730
Class P	144,830,215

Total Net Assets	$289,772,061
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	6,409,126
Class C	1,145,482
Class I	8,878,803
Class L	398,749
Class W	1,908,012
Class P	18,177,583
Net asset value, offering and repurchase price per share:(b)
Class A	$7.50
Class C	7.50
Class I	7.96
Class L	7.51
Class W	7.66
Class P	7.97

(a)

Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of wholly owned subsidiaries DIF Investments LLC, DIF Investments II LLC, and DIF Investments III LLC. Accordingly, all interfund balances and transactions have been eliminated.

(b)

Maximum public offering price per share for Class A is $7.96 and Class L is $7.84. Upon repurchase, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

14	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Statement of Operations For the Fiscal Year Ended September 30, 2025

Real Estate Diversified Income Fund(a)

Investment income:

Dividends — unaffiliated issuers	$9,575,341

Dividends — affiliated issuers	243,942

Total Investment Income	9,819,283

Expenses:

Management fees	4,188,393

Professional fees	572,928

Transfer Agency fees	469,098

Interest on borrowing	422,213

Printing and mailing costs	321,931

Distribution and/or Service (12b-1) fees(b)	289,340

Custody, accounting and administrative services	289,113

Registration fees	79,395

Shareholder Service fees(b)	43,798

Trustee fees	25,275

Other	83,865

Total expenses	6,785,349

Less — expense reductions	(170,829)

Net expenses	6,614,520

NET INVESTMENT INCOME	3,204,763

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(11,444,304)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(2,893,617)

Net realized and unrealized loss	(14,337,921)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,133,158)

(a) Statement of Operations for the Fund is consolidated and includes the balances of wholly owned subsidiaries DIF Investments LLC, DIF Investments II LLC, and DIF Investments III LLC. Accordingly, all interfund balances and transactions have been eliminated.

(b) Class specific Distribution and/or Service and Shareholder Service fees were as follows:

Distribution and/or Service (12b-1) Fees				Shareholder Service Fees
Class A	Class C	Class L	Class W	Class C	Class L
$132,267	$106,803	$8,197	$42,073	$35,601	$8,197

The accompanying notes are an integral part of these consolidated financial statements.	15

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Statements of Changes in Net Assets

	Real Estate Diversified Income Fund(a)
	For the Fiscal Year Ended September 30, 2025	For the Fiscal Year Ended September 30, 2024

From operations:

Net investment income	$3,204,763	$4,256,376

Net realized loss	(11,444,304)	(9,494,048)

Net change in unrealized gain (loss)	(2,893,617)	13,461,813

Net increase (decrease) in net assets resulting from operations	(11,133,158)	8,224,141

Distributions to shareholders:

From distributable earnings:

Class A Shares	(130,798)	(114,477)

Class C Shares	(27,640)	(41,719)

Class I Shares	(195,131)	(172,534)

Class L Shares	(7,675)	(7,078)

Class W Shares	(39,620)	(40,771)

Class P Shares	(391,513)	(360,104)

From return of capital:

Class A Shares	(3,906,284)	(4,353,499)

Class C Shares	(825,460)	(1,586,568)

Class I Shares	(5,827,577)	(6,561,415)

Class L Shares	(229,204)	(269,175)

Class W Shares	(1,183,286)	(1,550,521)

Class P Shares	(11,692,527)	(13,694,601)

Total distributions to shareholders	(24,456,715)	(28,752,462)

From share transactions:

Proceeds from sales of shares	25,196,848	32,578,542

Reinvestment of distributions	10,433,149	14,309,375

Cost of shares repurchased	(103,629,632)	(119,383,121)

Net decrease in net assets resulting from share transactions	(67,999,635)	(72,495,204)

TOTAL DECREASE	(103,589,508)	(93,023,525)

Net Assets:

Beginning of year	$393,361,569	$486,385,094

End of year	$289,772,061	$393,361,569

(a)

The Statements of Changes in Net Assets for the Fund is consolidated and includes the balances of wholly owned subsidiaries DIF Investments LLC, DIF Investments II LLC, and DIF Investments III LLC. Accordingly, all interfund balances and transactions have been eliminated.

16	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Statement of Cash Flows(a) For the Fiscal Year Ended September 30, 2025

Increase (Decrease) in cash – Cash flows provided by operating activities:

Net decrease in net assets from operations	$(11,133,158)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:

Payments for purchases of investments	(67,403,141)

Proceeds from sales of investments	146,152,706

Net (payments for purchase) proceeds from sales of short-term investment securities	(21,326,182)

(Increase) Decrease in assets:

Receivable for dividends	474,712

Reimbursement from investment adviser	48,166

Other assets	(59)

Increase (Decrease) in liabilities:

Distribution and Service fees and Transfer Agency fees	(13,170)

Interest on borrowings	23,131

Management fees	(54,458)

Accrued expenses	215,147

Net realized (gain) loss on:

Investments	11,444,304

Net change in unrealized (gain) loss on:

Investments	2,893,617

Net cash provided by operating activities	61,321,615

Cash flows used in financing activities:

Proceeds from sale of shares	25,533,083

Cost of shares repurchased	(103,629,632)

Decrease in payable to custodian	(1,360,073)

Distributions paid	(14,023,566)

Drawdowns from line of credit	44,000,000

Repayment of line of credit	(10,000,000)

Net cash used in financing activities	(59,480,188)

NET INCREASE IN CASH	$1,841,427

Cash (restricted and unrestricted):

Beginning of year	$—

End of year	$1,841,427

Supplemental disclosure:

Cash paid for interest and related fees	422,213

Reinvestment of distributions	10,433,149

(a) Statement of Cash Flows for the Fund is consolidated and includes the balances of wholly owned subsidiaries DIF Investments LLC, DIF Investments II LLC, and DIF Investments III LLC. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these consolidated financial statements.	17

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights Selected Data for a Share Outstanding Throughout Each Year

	Real Estate Diversified Income Fund

	Class A Shares

	Year Ended September 30,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$8.36	$8.79	$9.91	$10.45	$9.38

Net investment income(a)	0.06	0.08	0.14	0.21	0.20

Net realized and unrealized gain (loss)	(0.32)	0.09	(0.61)	(0.04)	1.47

Total from investment operations	(0.26)	0.17	(0.47)	0.17	1.67

Distributions to shareholders from net investment income	(0.01)	(0.01)	–	(0.19)	(0.34)

Distributions to shareholders from net realized gains	–	–	(0.15)	(0.11)	(0.26)

Distributions to shareholders from return of capital	(0.59)	(0.59)	(0.50)	(0.41)	–

Total distributions	(0.60)	(0.60)	(0.65)	(0.71)	(0.60)

Net asset value, end of year	$7.50	$8.36	$8.79	$9.91	$10.45

Total Return(b)(c)	(3.15)%	1.97%	(5.05)%	1.43%	18.24%

Net assets, end of year (in 000’s)	$48,057	$61,073	$69,953	$80,263	$83,054

Ratio of net expense to average net assets after interest expenses	2.13%	2.09%	2.17%	2.05%	2.10%

Ratio of net investment income to average net assets	0.81%	0.89%	1.42%	1.97%	2.02%

Ratio of net expense to average net assets before interest expenses	1.99%	1.99%	1.99%	1.98%	1.99%

Ratio of total expense to average net assets after interest expenses	2.18%	2.13%	2.22%	2.06%	2.34%

Portfolio turnover rate(d)	15%	17%	46%	56%	73%

(a)	Calculated based on the average shares outstanding methodology.

(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the year and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Real Estate Diversified Income Fund

	Class C Shares

	Year Ended September 30,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$8.36	$8.79	$9.91	$10.45	$9.38

Net investment income(a)	– (b)	0.01	0.06	0.12	0.13

Net realized and unrealized gain (loss)	(0.32)	0.10	(0.60)	(0.03)	1.46

Total from investment operations	(0.32)	0.11	(0.54)	0.09	1.59

Distributions to shareholders from net investment income	(0.08)	(0.06)	–	(0.16)	(0.26)

Distributions to shareholders from net realized gains	–	–	(0.16)	(0.11)	(0.26)

Distributions to shareholders from return of capital	(0.46)	(0.48)	(0.42)	(0.36)	–

Total distributions	(0.54)	(0.54)	(0.58)	(0.63)	(0.52)

Net asset value, end of year	$7.50	$8.36	$8.79	$9.91	$10.45

Total Return(c)(d)	(3.88)%	1.23%	(5.77)%	0.67%	17.37%

Net assets, end of year (in 000’s)	$8,589	$19,906	$37,064	$54,094	$69,360

Ratio of net expense to average net assets after interest expenses	2.87%	2.83%	2.91%	2.81%	2.84%

Ratio of net investment income (loss) to average net assets	(0.01)%	0.07%	0.63%	1.18%	1.27%

Ratio of net expense to average net assets before interest expenses	2.74%	2.74%	2.73%	2.74%	2.74%

Ratio of total expense to average net assets after interest expenses	2.92%	2.87%	2.95%	2.82%	3.09%

Portfolio turnover rate(e)	15%	17%	46%	56%	73%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the year and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares.

(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these consolidated financial statements.	19

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Real Estate Diversified Income Fund

	Class I Shares

	Year Ended September 30,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$8.84	$9.26	$10.40	$10.93	$9.78

Net investment income(a)	0.09	0.10	0.17	0.26	0.24

Net realized and unrealized gain (loss)	(0.35)	0.10	(0.64)	(0.05)	1.54

Total from investment operations	(0.26)	0.20	(0.47)	0.21	1.78

Distributions to shareholders from net investment income	(0.02)	(0.02)	–	(0.19)	(0.37)

Distributions to shareholders from net realized gains	–	–	(0.16)	(0.11)	(0.26)

Distributions to shareholders from return of capital	(0.60)	(0.60)	(0.51)	(0.44)	–

Total distributions	(0.62)	(0.62)	(0.67)	(0.74)	(0.63)

Net asset value, end of year	$7.96	$8.84	$9.26	$10.40	$10.93

Total Return(b)(c)	(2.98)%	2.22%	(4.77)%	1.70%	18.59%

Net assets, end of year (in 000’s)	$70,686	$93,750	$114,738	$145,519	$98,018

Ratio of net expense to average net assets after interest expenses	1.87%	1.84%	1.92%	1.76%	1.84%

Ratio of net investment income to average net assets	1.06%	1.13%	1.66%	2.31%	2.33%

Ratio of net expense to average net assets before interest expenses	1.74%	1.74%	1.74%	1.70%	1.74%

Ratio of total expense to average net assets after interest expenses	1.93%	1.88%	1.96%	1.77%	2.12%

Portfolio turnover rate(d)	15%	17%	46%	56%	73%

(a)	Calculated based on the average shares outstanding methodology.

(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the year and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Real Estate Diversified Income Fund

	Class L Shares

	Year Ended September 30,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$8.37	$8.80	$9.92	$10.46	$9.39

Net investment income(a)	0.04	0.05	0.11	0.18	0.18

Net realized and unrealized gain (loss)	(0.32)	0.10	(0.61)	(0.04)	1.46

Total from investment operations	(0.28)	0.15	(0.50)	0.14	1.64

Distributions to shareholders from net investment income	(0.02)	(0.02)	–	(0.18)	(0.31)

Distributions to shareholders from net realized gains	–	–	(0.15)	(0.11)	(0.26)

Distributions to shareholders from return of capital	(0.56)	(0.56)	(0.47)	(0.39)	–

Total distributions	(0.58)	(0.58)	(0.62)	(0.68)	(0.57)

Net asset value, end of year	$7.51	$8.37	$8.80	$9.92	$10.46

Total Return(b)(c)	(3.39)%	1.72%	(5.28)%	1.17%	17.93%

Net assets, end of year (in 000’s)	$2,993	$3,793	$4,569	$5,323	$5,919

Ratio of net expense to average net assets after interest expenses	2.38%	2.34%	2.42%	2.30%	2.34%

Ratio of net investment income to average net assets	0.55%	0.62%	1.15%	1.70%	1.76%

Ratio of net expense to average net assets before interest expenses	2.24%	2.24%	2.24%	2.23%	2.24%

Ratio of total expense to average net assets after interest expenses	2.43%	2.38%	2.46%	2.31%	2.59%

Portfolio turnover rate(d)	15%	17%	46%	56%	73%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the year and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these consolidated financial statements.	21

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Year

	Real Estate Diversified Income Fund

	Class W Shares

	Year Ended September 30,

	2025	2024	2023	2022	2021

Per Share Data

Net asset value, beginning of year	$8.53	$8.96	$10.08	$10.62	$9.52

Net investment income(a)	0.07	0.08	0.14	0.21	0.21

Net realized and unrealized gain (loss)	(0.34)	0.09	(0.61)	(0.04)	1.49

Total from investment operations	(0.27)	0.17	(0.47)	0.17	1.70

Distributions to shareholders from net investment income	(0.03)	(0.03)	–	(0.18)	(0.34)

Distributions to shareholders from net realized gains	–	–	(0.16)	(0.11)	(0.26)

Distributions to shareholders from return of capital	(0.57)	(0.57)	(0.49)	(0.42)	–

Total distributions	(0.60)	(0.60)	(0.65)	(0.71)	(0.60)

Net asset value, end of year	$7.66	$8.53	$8.96	$10.08	$10.62

Total Return(b)(c)	(3.21)%	1.93%	(4.96)%	1.40%	18.28%

Net assets, end of year (in 000’s)	$14,617	$20,742	$29,307	$39,873	$40,617

Ratio of net expense to average net assets after interest expenses	2.13%	2.08%	2.16%	2.04%	2.10%

Ratio of net investment income to average net assets	0.80%	0.88%	1.42%	1.98%	2.02%

Ratio of net expense to average net assets before interest expenses	1.99%	1.99%	1.98%	1.98%	1.99%

Ratio of total expense to average net assets after interest expenses	2.18%	2.12%	2.20%	2.05%	2.33%

Portfolio turnover rate(d)	15%	17%	46%	56%	73%

(a)	Calculated based on the average shares outstanding methodology.

(b)

Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the year and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares.

(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these consolidated financial statements.

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Real Estate Diversified Income Fund

	Class P Shares

	Year Ended September 30,				Period Ended September 30, 2021(a)
	2025	2024	2023	2022

Per Share Data

Net asset value, beginning of period	$8.84	$9.26	$10.41	$10.93	$10.63

Net investment income(b)	0.09	0.10	0.17	0.28	0.05

Net realized and unrealized gain (loss)	(0.34)	0.10	(0.65)	(0.06)	0.41

Total from investment operations	(0.25)	0.20	(0.48)	0.22	0.46

Distributions to shareholders from net investment income	(0.03)	(0.02)	–	(0.18)	(0.09)

Distributions to shareholders from net realized gains	–	–	(0.16)	(0.11)	(0.07)

Distributions to shareholders from return of capital	(0.59)	(0.60)	(0.51)	(0.45)	–

Total distributions	(0.62)	(0.62)	(0.67)	(0.74)	(0.16)

Net asset value, end of period	$7.97	$8.84	$9.26	$10.41	$10.93

Total Return(c)(d)	(2.86)%	2.22%	(4.87)%	1.79%	4.31%

Net assets, end of period (in 000’s)	$144,830	$194,097	$230,754	$253,957	$54,212

Ratio of net expense to average net assets after interest expenses	1.87%	1.84%	1.92%	1.70%	1.81	%(e)

Ratio of net investment income to average net assets	1.05%	1.12%	1.67%	2.49%	1.81	%(e)

Ratio of net expense to average net assets before interest expenses	1.74%	1.74%	1.74%	1.63%	1.74	%(e)

Ratio of total expense to average net assets after interest expenses	1.93%	1.88%	1.97%	1.71%	2.61	%(e)

Portfolio turnover rate(f)	15%	17%	46%	56%	73%

(a)	Commenced operations on June 29, 2021.

(b)	Calculated based on the average shares outstanding methodology.

(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete repurchase of the investment at the NAV at the end of the period and no sales or repurchase charges (if any). Total returns would be reduced if a sales or repurchase charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the repurchase of Fund shares. Total returns for periods less than one full year are not annualized.

(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Annualized.

(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these consolidated financial statements.	23

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements September 30, 2025

1. ORGANIZATION

Goldman Sachs Real Estate Diversified Income Fund (the “Fund”), is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed-end management investment company and is structured as an “interval fund,” a type of fund which, in order to provide some liquidity to shareholders, makes quarterly offers to repurchase a percentage of its outstanding shares at NAV, pursuant to Rule 23c-3 under the Act. The Fund was organized as a Delaware statutory trust on December 2, 2019. The Fund offers six classes of shares: Class A, Class C, Class I, Class L, Class W, and Class P Shares.

Class A and Class L Shares are sold with front-end sales charges of up to 5.75% and 4.25%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on repurchases made within 12 months of purchase. In addition, purchases of Class A Shares of $1 million or more may be subject to a maximum CDSC of 1.00% which is imposed on repurchases made within 18 months of purchase. Class I, Class W, and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC, serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Basis of Consolidation for the Fund — DIF Investments LLC, DIF Investments II LLC, and DIF Investments III LLC (each a “Subsidiary” and collectively, the “Subsidiaries”), limited liability companies, were incorporated on February 3, 2020, March 12, 2020, and June 30, 2021, respectively, and are currently wholly-owned subsidiaries of the Fund. The Subsidiaries act as investment vehicles for the Fund to enable the Fund to gain exposure to certain types of private real estate investments. Under the Amended and Restated Limited Liability Company Agreement of each Subsidiary, shares issued by the Subsidiary confer upon its member the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of September 30, 2025, the Fund’s net assets were $289,772,061, of which, $94,544,627, or 33%, are represented by DIF Investments LLC’s net assets; $119,272,766, or 41%, are represented by DIF Investments II LLC’s net assets; and $2,462,171, or 1%, are represented by DIF Investments III LLC’s net assets.

B. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date with the exception of capital calls, which are recorded on due date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

The amounts shown in the accompanying financial statements include adjustments in accordance with accounting principles generally accepted in the United States of America and known through the date of issuance of these financial statements. As such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transaction.

D. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund. Expenses which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are

24

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution, Service and Transfer Agency fees.

E. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date.

The Fund currently intends to make regular quarterly cash distributions of all or a portion of its net investment income to shareholders. The Fund will pay shareholders at least annually all or substantially all of its net investment income after the payment of interest, fees or dividends, if any, owed with respect to any forms of leverage used by the Fund. The Fund intends to pay any capital gains distributions at least annually. In order to permit the Fund to maintain more stable quarterly distributions, the distributions paid by the Fund may be more or less than the amount of net distributable earnings actually earned by the Fund. These distributions could include a return of a shareholder’s invested capital which would reduce the Fund’s NAV. The Fund estimates that only a portion of the distributions paid to shareholders will be treated as dividend income. The remaining portion of the Fund’s distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Fund’s operating results during the period, and their final federal income tax characterization that may differ. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying consolidated financial statements as either from distributable earnings or capital.

F. Segment Reporting — The Fund follows Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures. The Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Fund’s prospectus. The Chief Operating Decision Maker (“CODM”) is the portfolio management team within the Fund’s Investment Adviser. The CODM monitors and actively manages the operating results of the Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for the Fund’s single segment, is consistent with that presented within the Funds’ financial statements.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

25

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued) September 30, 2025

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved valuation procedures that govern the valuation of the portfolio investments held by the Fund (“Valuation Procedures”), including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s financial statements at sec.gov.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Other Fair Valuation Investments — Prices or valuations that require significant unobservable inputs (including assumptions in determining fair value measurement).

The fair valuation technique depends on the investment characteristics and the availability of observable inputs. Investments are classified within the level of the lowest significant input considered in determining fair value. GSAM uses NAV as its measure of fair values for investments in LP/LLC interests when (i) the investment does not have a readily determinable fair value and (ii) the NAV of the investment is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value. In evaluating the level at which the investments have been classified, GSAM has assessed factors including, but not limited to, price transparency. An investment in LP/LLC interests using NAV as its measure of fair value is excluded from the fair value hierarchy.

The fair value technique and type of valuation input varies by investment type as follows:

Private REITs — Private Real Estate Investment Trusts (“Private REITs”) report their investment assets at fair value, and typically report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820-10, the Fund has elected to apply the practical expedient methodology and to value its investments in Private REITs at their respective NAVs typically at each quarter. To determine the NAV of the Fund with respect to investments in Private REITs, GSAM relies on information that it receives periodically from the Private REITs, adjusted on a daily basis, based on a change in a relevant proxy that GSAM has deemed to be representative of the market.

Private Investment Funds — Private investment funds (“Private Investment Funds”) measure their investment assets at fair value, and typically report a NAV per share on a calendar quarterly basis. In accordance with ASC 820-10, the Fund has elected to apply

26

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

the practical expedient methodology and to value its investments in Private Investment Funds at their respective NAVs typically at each quarter. To determine the NAV of the Fund with respect to investments in Private Investment Funds, GSAM relies on information that it receives periodically from the Private Investment Funds, adjusted on a daily basis, based on a change in a relevant proxy that GSAM has deemed to be representative of the market.

The amounts shown in the accompanying financial statements include adjustments in accordance with accounting principles generally accepted in the United States of America and known through the date of issuance of these financial statements. As such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

D. Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of September 30, 2025:

REAL ESTATE DIVERSIFIED INCOME FUND

Investment Type	Level 1	Level 2	Level 3	Total

Assets

Common Stock and/or Other Equity Investments(a)
North America	$59,872,759	$10,190,279	$—	$70,063,038
Investment Company	35,521,303	—	—	35,521,303

Subtotal	$95,394,062	$10,190,279	$—	$105,584,341

Investments measured at NAV				215,133,429

Total				$320,717,770

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 1.25% of the Fund’s average daily net assets. For the fiscal year ended September 30, 2025, the effective net management rate was 1.25% of the Fund’s average daily net assets.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated underlying fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated underlying fund in which the Fund invests. For the fiscal year ended September 30, 2025, GSAM waived $9,228 of the Fund’s management fee.

B. Distribution and Service (12b-1) Plan — The Fund, on behalf of its Class A, Class C, Class L and Class W Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs & Co. LLC, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by the Distributor to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A, Class C, Class L and Class W Shares of the Fund, as set forth below:

Share Class	Distribution Services	Shareholder Services	Maximum Distribution- Related and Shareholder Services

Class A	0.25%	0.25%	0.25%

Class C	0.75%	0.25%	1.00%

27

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued) September 30, 2025

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Share Class	Distribution Services	Shareholder Services	Maximum Distribution- Related and Shareholder Services

Class L	0.25%	0.25%	0.50%

Class W	0.25%	0.25%	0.25%

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A and Class L Shares’ front end sales charge and Class A and Class C Shares’ CDSC. During the fiscal year ended September 30, 2025, Goldman Sachs retained $72 and $0 in front end sales charges for Class A or Class L Shares, respectively, and did not retain any portion of the CDSC for Class A or Class C Shares.

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency and dividend disbursing services are accrued daily and paid monthly at an annual rate of 0.14% of the Fund’s average daily net assets.

E. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, distribution and service fees, as applicable, taxes, interest, credit facility commitment fees, brokerage fees, expenses of shareholder meetings, litigation and indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.354%. This Other Expense limitation will remain in place through at least January 28, 2026, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitation described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Consolidated Statement of Operations.

Goldman Sachs may voluntarily waive a portion of any payments under the Fund’s Distribution and Service Plan and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended September 30, 2025, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions

Real Estate Diversified Income Fund	$9,228	$161,601	$170,829

F. Other Transactions with Affiliates — For the fiscal year ended September 30, 2025, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, on behalf of the Fund.

The following table provides information about the Fund’s investments in the Underlying Fund as of and for the fiscal year ended September 30, 2025:

Underlying Fund	Beginning value as of September 30, 2024	Purchases at Cost	Proceeds from Sales	Ending value as of September 30, 2025	Shares as of September 30, 2025	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$ 14,195,121	$ 184,556,884	$ (163,230,702)	$ 35,521,303	35,521,303	$ 243,942

G. Financing Agreements — The Fund has entered into secured revolving bank line of credit facilities (each a “Credit Facility” and collectively the “Credit Facilities”) with major U.S. financial institutions for the purpose of investment purchases subject to the limitations of the Act for borrowings. The current Credit Facilities provide for borrowings in an aggregate amount up to $95,000,000 for the Fund. Borrowings under the Credit Facilities, which are secured by certain assets of the Fund, bear interest. The interest rates are based on variable rates (i.e., the Secured Overnight Financing Rate (“SOFR”)) plus market spreads. The Fund currently

28

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

pays unused commitment fees of 0.20%-0.75% per annum. Interest is accrued daily and paid quarterly. The Fund had an average outstanding balance and weighted average annual interest rate for the period of $14,285,714 and 5.39%, respectively. Borrowings outstanding under the Credit Facilities totaled $34,000,000 as of September 30, 2025.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended September 30, 2025, were $48,996,194 and $138,829,889, respectively.

6. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended September 30, 2025 was as follows:

Real Estate Diversified Income Fund

Distributions paid from:

Ordinary Income	$792,377

Total taxable distributions	$792,377

Return of Capital	$23,664,338

The tax character of distributions paid during the fiscal year ended September 30, 2024 was as follows:

Real Estate Diversified Income Fund

Distributions paid from:

Ordinary Income	$736,683

Total taxable distributions	$736,683

Return of Capital	$28,015,779

As of the Fund’s most recent fiscal year end, September 30, 2025 the components of accumulated earnings (losses) on a tax-basis were as follows:

Real Estate Diversified Income Fund

Capital loss carryforwards:

Perpetual Short-Term	$(2,813,003)

Timing differences — (Late Year Ordinary Loss Deferral/Post October Capital Loss Deferral)	(5,799,572)

Unrealized gains (losses) — net	(17,588,812)

Total accumulated earnings (losses) — net	$(26,201,387)

29

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued) September 30, 2025

6. TAX INFORMATION (continued)

As of September 30, 2025, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Real Estate Diversified Income Fund

Tax Cost	$338,552,903

Gross unrealized gain	54,436,753

Gross unrealized loss	(72,025,565)

Net unrealized gain (loss)	$(17,588,812)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of partnership investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements other than for DIF Investments III LLC. Such open tax years remain subject to examination and adjustment by tax authorities.

7. REPURCHASE OFFERS

The Fund has adopted the following fundamental policies, which cannot be changed without the vote of a majority of Fund shareholders, in order to repurchase its Shares:

●	On a quarterly basis, in the months of March, June, September and December, the Fund will make an offer to repurchase a designated percentage of the outstanding shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the Act, as it may be amended from time to time.

●	The Fund will repurchase only shares that are tendered by the deadline for such repurchase request (“Repurchase Request Deadline”). The Board will establish the Repurchase Request Deadline for each Repurchase Offer, but such date may be revised by the Fund’s officers, in their sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it.

●	There will be a maximum 14 calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the day on which shares eligible for repurchase are priced.

The Fund may also make discretionary repurchase offers in addition to the quarterly Repurchase Offer period once every two years.

Repurchase Offer Amounts. Each quarter, the Fund’s Board, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a particular Repurchase Offer. The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of shares outstanding on the Repurchase Request Deadline. In connection with any given Repurchase Offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares on the Repurchase Request Deadline. If shareholders tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Fund may determine to increase the Repurchase Offer Amount by up to an additional 2% of the Shares outstanding on the Repurchase Request Deadline.

During the fiscal year ended September 30, 2025 , the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares (up to 7% at the discretion of the officers of the Fund) for the repurchase offer commencing on September 18, 2024, up to 7% of the number of its outstanding shares (up to 9% at the discretion of the officers of the Fund) for the repurchase offers commencing on December 18, 2024 and March 21, 2025, and up to 8% of the number of its outstanding shares (up to 10% at the discretion of the officers of the Fund) for the repurchase offer commencing on June 17, 2025, each as of the Repurchase Pricing Dates.

30

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

7. REPURCHASE OFFERS (continued)

 The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4

Commencement Date	September 18, 2024	December 18, 2024	March 21, 2025	June 17, 2025

Repurchase Request Deadline	October 16, 2024	January 15, 2025	April 16, 2025	July 15, 2025

Repurchase Pricing Date	October 16, 2024	January 15, 2025	April 16, 2025	July 15, 2025

Shares Tendered for Repurchase	5,397,748	5,867,125	4,497,835	5,519,951

Shares Repurchased	2,259,718	3,064,182	2,912,066	3,150,116

8. UNFUNDED COMMITMENTS

As of September 30, 2025, the Fund had no unfunded commitments other than the unfunded commitments for investments currently held as of the reporting date that are disclosed in the Consolidated Schedule of Investments footnote disclosures.

9. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of the Fund to produce current income.

Industry Concentration Risk — The Fund concentrates its investments in the real estate industry, which has historically experienced substantial price volatility. Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if their investments were diversified across different industries. The value of companies engaged in the real estate industry is affected by, among others, (i) changes in general economic and market conditions; (ii) changes in the value of (or income generated by) real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) changes in the availability or terms of mortgages and other financing that may render the sale or refinancing of properties difficult or unattractive; (ix) fluctuations in occupancy levels and demand for properties or real estate-related services; and (x) changes in interest rates and leverage. There are also special risks associated with particular sub-industries, or real estate operations generally.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.

Leverage Risk —The Fund may use leverage to seek to achieve its investment objectives. The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that the Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; and that leverage may increase operating costs, which may reduce total return.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

31

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued) September 30, 2025

9. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors, governments or countries and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, geopolitical disputes, acts of terrorism, social or political unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, tariffs and other restrictions on trade, sanctions or the spread of infectious illness or other public health threats, or the threat or potential of one or more such events and developments, could also significantly impact the Fund and its investments. The Fund may utilize leverage, which magnifies the market risk.

Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Private Real Estate Investment Funds Risk — The Fund’s performance depends in part upon the performance of the applicable private real estate investment fund managers and selected strategies, the adherence by such private real estate investment fund managers to such selected strategies, the instruments used by such private real estate investment fund managers and GSAM’s ability to select private real estate investment fund managers and strategies and effectively allocate Fund assets among them. Fund shareholders will bear two layers of fees and expenses: asset-based fees and expenses at the Fund level, and asset-based fees, incentive allocations or fees and expenses at the private real estate investment fund level.

The Fund’s investments in certain private real estate investment funds may be subject to lock-up periods, during which the Fund may not withdraw its investment. Many of the Fund’s assets will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund, upon its redemption of all or a portion of its interest in a private real estate investment fund, may receive an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of. Private real estate investment funds are not publicly traded and therefore are not liquid investments. Private real estate investment funds may make significant use of leverage, which has the potential to magnify losses versus funds that do not employ leverage.

Private REIT Risk — In addition to the risks described in “Private Real Estate Investment Fund Risk” and “REIT Risk,” Private REITs are typically smaller and financially less stable than Public REITs. Private REITs are unlisted, making them hard to value and trade. Moreover, private REITs generally are exempt from Securities Act registration and, as such, are not subject to the same disclosure requirements as Public REITs, which makes private REITs more difficult to evaluate from an investment perspective.

REIT Risk — Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. For example, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties. The underlying properties may be subject to mortgage loans, which may also be subject to the risks of default. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Repurchase Offers Risk — The Fund operates as an “interval fund,” and, in order to provide some liquidity to shareholders, will make quarterly offers to repurchase a percentage of its outstanding shares at NAV, pursuant to Rule 23c-3 under the Act. The repurchase of shares by the Fund would decrease the assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. In addition, the Fund may be required to sell portfolio securities (including at inopportune times) to satisfy repurchase requests, resulting in increased transaction costs that must be borne by the Fund and its shareholders. This may result in higher short-term capital gains for taxable shareholders.

If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Shareholders will be subject to the risk of NAV fluctuations during that period. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur.

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GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

10. INDEMNIFICATIONS

Under the Fund’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Real Estate Diversified Income Fund

	For the Fiscal Year Ended September 30, 2025		For the Fiscal Year Ended September 30, 2024

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	941,293	$7,481,078	1,119,593	$9,796,005

Reinvestment of distributions	160,487	1,247,367	180,603	1,545,026

Shares repurchased	(1,998,139)	(15,872,097)	(1,951,005)	(16,815,967)

	(896,359)	(7,143,652)	(650,809)	(5,474,936)

Class C Shares

Shares sold	26,640	215,119	81,189	696,936

Reinvestment of distributions	36,834	288,098	67,775	579,554

Shares repurchased	(1,299,090)	(10,333,213)	(1,984,103)	(17,237,504)

	(1,235,616)	(9,829,996)	(1,835,139)	(15,961,014)

Class I Shares

Shares sold	1,432,902	12,054,249	1,621,879	14,639,495

Reinvestment of distributions	144,907	1,192,059	151,115	1,365,294

Shares repurchased	(3,309,440)	(27,653,894)	(3,556,082)	(32,225,659)

	(1,731,631)	(14,407,586)	(1,783,088)	(16,220,870)

Class L Shares

Shares sold	4,086	31,687	3,565	30,573

Reinvestment of distributions	12,195	94,893	13,291	113,685

Shares repurchased	(70,739)	(570,427)	(82,763)	(706,027)

	(54,458)	(443,847)	(65,907)	(561,769)

Class W Shares

Shares sold	23,764	190,151	34,270	299,229

Reinvestment of distributions	73,744	585,421	84,804	738,624

Shares repurchased	(621,806)	(5,097,131)	(959,333)	(8,389,743)

	(524,298)	(4,321,559)	(840,259)	(7,351,890)

Class P Shares

Shares sold	620,242	5,224,564	778,936	7,116,304

Reinvestment of distributions	850,696	7,025,311	1,103,111	9,967,192

Shares repurchased	(5,239,488)	(44,102,870)	(4,842,080)	(44,008,221)

	(3,768,550)	(31,852,995)	(2,960,033)	(26,924,725)

NET DECREASE IN SHARES	(8,210,912)	$(67,999,635)	(8,135,235)	$(72,495,204)

33

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Consolidated Notes to Financial Statements (continued) September 30, 2025

12. SUBSEQUENT EVENTS

The Fund completed a quarterly repurchase offer on October 15, 2025, which resulted in 1,849,920 Fund Shares being repurchased for $14,580,866. There were 5,897,350 Fund Shares tendered for repurchase for this repurchase offer. Accordingly, the Fund repurchased 31% of the total number of shares tendered for repurchase.

Other than noted above, subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

34

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Goldman Sachs Real Estate Diversified Income Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Goldman Sachs Real Estate Diversified Income Fund (the “Fund”) as of September 30, 2025, the related consolidated statements of operations and cash flows for the year ended September 30, 2025, the consolidated statement of changes in net assets for each of the two years in the period ended September 30, 2025, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2025 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of September 30, 2025 by correspondence with the custodian, transfer agent, real estate investment trusts, and private investment funds; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts
November 24, 2025

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Real Estate Diversified Income Fund (the “Fund”) is a closed-end interval fund that commenced investment operations on May 15, 2020. The Board of Trustees oversees the management of the Fund and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Fund’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2026 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17-18, 2025 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held five meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its registered fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar closed-end interval real estate funds, as provided by a third-party fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;

(c)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the Fund’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertaking of the Investment Adviser and its affiliates to implement an expense limitation;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;

(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)

information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;

(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

36

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(m)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(n)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and repurchase activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. They also noted the changes in the Investment Adviser’s senior management personnel and in the personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also considered information regarding the Investment Adviser’s efforts relating to business continuity planning. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2024, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2025. The information on the Fund’s investment performance was provided for the one-, three-, five-year and 10-year periods, as applicable, ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Class I Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period ended December 31, 2024, and outperformed the Fund’s benchmark index for the three-year period and had underperformed the Fund’s benchmark index for the one-, and five-year periods ended March 31, 2025. They considered that the Fund had experienced a benchmark change and certain portfolio management changes

37

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

in 2024. The Trustees also noted that the Fund’s investment performance was consistent with the investment objective of seeking to produce income and achieve capital appreciation with low to moderate volatility and low to moderate correlation to the broader equity markets. They also recalled that the Fund’s predecessor had commenced operations in 2013 and had been reorganized into the Fund in May 2020, prior to which it was managed by a different investment adviser.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rate payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a closed-end interval fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund. In addition, the Trustees also considered the Investment Adviser’s undertaking to implement an expense limitation.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules for the Fund by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs & Co. LLC (“Goldman Sachs”) organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund was provided for 2024 and 2023. The Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees noted that the Fund does not have management fee breakpoints. They considered the asset levels in the Fund; the Fund’s recent share repurchase activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual management fee rate charged by other advisers to other funds in the peer group. They recognized that if the assets of the Fund increase over time, the Fund and its shareholders could realize economies of scale as certain Fund expenses become a smaller percentage of overall assets. The Trustees further noted the Investment Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration in determining the Fund’s contractual management fee rate. They also considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level of the Fund’s net assets.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (i) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

38

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the closed-end interval fund marketplace and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2026.

39

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Gregory G. Weaver 1951	Chair of the Board of Trustees	Since 2024	Mr. Weaver is retired. Formerly, he was Director, Verizon Communications Inc. (2015-2024); Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001- 2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Chair of the Board of Trustees—Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; and Goldman Sachs ETF Trust II.	163	None

Cheryl K. Beebe 1955	Trustee	Since 2021

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008–Present); Director, The Mosaic Company (2019–Present); and was formerly Director, HanesBrands Inc. (a multinational clothing company) (2020-2023); Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015–2018); and formerly held the position of Executive Vice President, (2010–2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004–2014).

Trustee—Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; and Goldman Sachs ETF Trust II.

				163	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer)

Dwight L. Bush 1957	Trustee	Since 2024

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002-2014 and 2017-Present); Director of MoneyLion, Inc. (an operator of a data-driven, digital financial platform) (2021-Present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014- 2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018-2019). Previously, he served as an dvisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee—Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; and Goldman Sachs ETF Trust II.

				163	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Kathryn A. Cassidy 1954	Trustee	Since 2024	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021–Present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014– December 2014); and Senior Vice President and Treasurer (2008–2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee—Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; and Goldman Sachs ETF Trust II.	163	Vertical Aerospace Ltd. (an aerospace and technology company)

40

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

42Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

John G. Chou 1956	Trustee	Since 2024	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021-2022); Executive Vice President and Chief Legal Officer (2019-2021); Executive Vice President and Chief Legal & Business Officer (2017-2019); and Executive Vice President and General Counsel (2011-2017) of Cencora, Inc. (a pharmaceutical and healthcare company.) Trustee—Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; and Goldman Sachs ETF Trust II.	163	None

Joaquin Delgado 1960	Trustee	Since 2024

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011-Present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019-2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016-July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012-July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019-January 2020).

Trustee—Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; and Goldman Sachs ETF Trust II.

				163	Stepan Company (a specialty chemical manufacturer)

41

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Eileen H. Dowling 1962	Trustee	Since 2024

Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021-September 2021); and Managing Director (2013-2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017-2021), Multinational Corporations (2019-2021), the Institutional Product Group (2015-2019) and Institutional Marketing (2013- 2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock.

Trustee—Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; and Goldman Sachs ETF Trust II.

				163	None

Lawrence Hughes 1958	Trustee	Since 2021	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991–2015), most recently as Chief Executive Officer (2010–2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016 – April 2016). Trustee—Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; and Goldman Sachs ETF Trust II.	163	None

John F. Killian 1954	Trustee	Since 2021

Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007–Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011–2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009– 2010); and President, Verizon Business, Verizon Communications, Inc. (2005–2009).

Trustee—Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; and Goldman Sachs ETF Trust II.

				163	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar 1958	Trustee	Since 2021

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001–2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990 – 2001).

Trustee—Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; and Goldman Sachs ETF Trust II.

				163	None

42

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Michael Latham 1965	Trustee	Since inception	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011–2014); Global Head (2010–2011); U.S. Head (2007–2010); and Chief Operating Officer (2003–2007). Trustee—Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; and Goldman Sachs ETF Trust II.	163	None

Lawrence W. Stranghoener 1954	Trustee	Since inception

Mr. Stranghoener is retired. Formerly, he was Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003–2024); Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011–2020); and Interim Chief Executive Officer (2014), Executive Vice President and Chief Financial Officer (2004–2014), Mosaic Company (a fertilizer manufacturing company).

Trustee—Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; and Goldman Sachs ETF Trust II.

				163	None

43

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara* 1962	President and Trustee	Since inception	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (a financial services firm) (January 1993-April 1998). President and Trustee—Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; and Goldman Sachs ETF Trust II.	163	None

*

Mr. McNamara is considered to be an “Interested Trustee” of the Trust because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Robert Griffith. Information is provided as of September 30, 2025.

[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of June 30th following (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.

[3]

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of September 30, 2025, Goldman Sachs Real Estate Diversified Income Fund consisted of one portfolio; Goldman Sachs Trust consisted of 84 portfolios (79 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 8 portfolios (7 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 53 portfolios (44 of which offered shares to the public); and Goldman Sachs ETF Trust II consisted of 2 portfolios.

[4]

This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

44

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupations During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 1962	Trustee, President and Principal Executive Officer	Since inception

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (a financial services firm) (January 1993-April 1998). President and Trustee—Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; and Goldman Sachs ETF Trust II.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 1968	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since inception

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015). Treasurer, Principal Financial Officer and Principal Accounting Officer —Goldman Sachs Real Estate Diversified Income Fund; Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); and Goldman Sachs ETF Trust II.

Robert Griffith 200 West Street New York, NY 10282 1974	Secretary	Since 2022

Managing Director, Goldman Sachs (September 2022 – Present); General Counsel, Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President, Goldman Sachs (August 2011 – October 2021); Associate General Counsel, Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett LLP (2005 – 2010). Secretary—Goldman Sachs Real Estate Diversified Income Fund (previously Assistant Secretary (2022)); Goldman Sachs Trust (previously Assistant Secretary (2022)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2022)); Goldman Sachs Trust II (previously Assistant Secretary (2022)); Goldman Sachs ETF Trust (previously Assistant Secretary (2022)); and Goldman Sachs ETF Trust II (previously Assistant Secretary (2022)).

*

Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.

[1]	Information is provided as of September 30, 2025.

[2]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Real Estate Diversified Income Fund - Tax Information (Unaudited)

For the fiscal year ended September 30, 2025, 95.95% of the dividends paid from net investment company taxable income by the Real Estate Diversified Income Fund qualified as section 199A dividends.

For the fiscal year ended September 30, 2025, 4.05% of the dividends paid from net investment company taxable income by the Real Estate Diversified Income Fund qualified for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

45

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TRUSTEES TRUSTEES (continued) Gregory G. Weaver, Chair James A. McNamara Cheryl K. Beebe Lawrence W. Stranghoener Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado OFFICERS Eileen H. Dowling James A. McNamara, President Lawrence Hughes Joseph F. DiMaria, Principal Financial Officer, John F. Killian Principal Accounting Officer and Treasurer Steven D. Krichmar Robert Griffith, Secretary Michael Latham GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our website at am.gs.com to obtain the most recent month end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. The report concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); (ii) on the Fund’s website at dfinview.com/GoldmanSachs; and (iii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and S&P Dow Jones indices, a division of S&P Global (“S&P DJI”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P DJI nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P DJI, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Holdings and allocations shown are as of September 30, 2025 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). © 2025 Goldman Sachs. All rights reserved. 471871-OTU-11/2025 RLDVINCAR-25

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 19(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Michael Latham is the “audit committee financial expert” and “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Goldman Sachs Real Estate Diversified Income Fund

	2025	2024	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$134,199	$128,666	Financial Statement audits.

Audit-Related Fees:

• PwC	$6,399	$6,300	Other attest services.

Tax Fees:

• PwC	$0	$0

All Other Fees:

• PwC	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Real Estate Diversified Income Fund’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs Real Estate Diversified Income Fund pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2025	2024	Description of Services Rendered
Audit-Related Fees:

• PwC	$2,081,340	$2,122,312	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates related to withholding tax accrual for non-US jurisdictions. These fees are borne by the Fund’s Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Real Estate Diversified Income Fund. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Real Estate Diversified Income Fund (the “Fund”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Fund may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to the Fund’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Fund, the Audit Committee will pre-approve those non-audit services provided to the Fund’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to the Fund) where the engagement relates directly to the operations or financial reporting of the Fund.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Fund’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Fund’s service affiliates listed in Table 2 were approved by the Fund’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to the Fund by PwC for the twelve months ended September 30, 2025 and September 30, 2024 were approximately $6,399 and $6,300, respectively. The aggregate non-audit fees billed to the Fund’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2024 and December 31, 2023 were approximately $20.7 million and $18.0 million, respectively. With regard to the aggregate non-audit fees billed to the Fund’s adviser and service affiliates, the 2024 and 2023 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Fund’s operations or financial reporting.

Item 4(h) — The Fund’s Audit Committee has considered whether the provision of non-audit services to the Fund’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

Item 4(i) – Not applicable.

Item 4(j) – Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Schedule of Investments is included in Item 1 of this report.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The Fund’s statement regarding the basis for approval of its investment advisory contract is included in Item 1 of this report.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund has delegated the voting of portfolio securities to Goldman Sachs Asset Management L.P. (the “Investment Adviser”). For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

The Investment Adviser conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of GS&Co. and/or its affiliates.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Fund’s portfolio managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2024 is available without charge on the Fund’s website at dfinview.com/GoldmanSachs and on the SEC’s website at www.sec.gov.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item 13(a)(1)

Name	Title	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Kuney, CFA	Managing Director	Since 2021	Ms. Kuney joined the Investment Adviser in 2000. She is a member of the Fundamental Equity and Real Estate Securities Teams.

Sean Brenan	Managing Director	Since 2020	Mr. Brenan joined the Investment Adviser in 2010. He is a member of the XIG Group.

John Papadoulias	Vice President	Since 2022	Mr. Papadoulias joined the Investment Adviser in April 2019. Prior to joining the Investment Adviser, Mr. Papadoulias was a partner at Rocaton Investment Advisors. Mr. Papadoulias is a member of the XIG Group.

Abhinav Zutshi, CFA	Vice President	Since 2022	Mr. Zutshi joined the Investment Adviser in April 2009. He is a member of the Fundamental Equity and Real Estate Securities Teams.

Item 13(a)(2)

The following table discloses accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management as of September 30, 2025, unless otherwise indicated.

For each portfolio manager listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector in which they manage. There are multiple portfolio managers involved with each account.

	Number of Other Accounts Managed and Total Assets by Account Type*						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based*
Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts*	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Kristin Kuney, CFA	10	$2,813	11	$1,747	27	$2,401	—	—	—	—	—	—
Sean Brenan	1	$70	38	$10,570	2	$9,880	—	—	26	$9,050	—	—
John Papadoulias	1	$70	16	$4,130	2	$9,880	—	—	6	$2,770	—	—
Abhinav Zutshi, CFA	6	$2,133	9	$1,359	8	$640	—	—	—	—	—	—

†	Footnotes:
1.	Asset information is in USD millions unless otherwise specified.
2.	“Other Pooled Investment Vehicles” includes private investment funds and SICAVs.
3.

“Other Accounts” includes a separately managed account platform, advisory mutual fund platform, advisory relationships and others. For purposes of the above, a platform is included as a single account.

Item 13(a)(3) —

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which is primarily derived from advisory fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to the funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objective of the Fund. Other factors may also be considered including: (1) general client/investor orientation and (2) teamwork and leadership.

As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the Fund or multiple funds. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the Fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a Fund by, among other things, purchasing shares of the relevant Fund(s).

Other Compensation — In addition to base salary and year-end discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Item 13(a)(4)

The following table shows the portfolio managers’ ownership of securities, including those beneficially owned as well as those owned pursuant to the deferred compensation plan discussed above, in the Fund as of September 30, 2025, unless otherwise noted:

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Kristin Kuney, CFA	$100,001-$500,000
Sean Brenan	None
John Papadoulias	None
Abhinav Zutshi, CFA	None

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a)(1)	Goldman Sachs Real Estate Diversified Income Fund’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on December 5, 2022.

(a)(2)	Not Applicable.

(a)(3)	Exhibit 99.CERT. Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(4)	None.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

(101)	Inline Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Real Estate Diversified Income Fund

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Real Estate Diversified Income Fund

Date:	December 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
Principal Executive Officer
Goldman Sachs Real Estate Diversified Income Fund

Date:	December 5, 2025

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Real Estate Diversified Income Fund

Date:	December 5, 2025